AMERICAN STRATEGIC
INCOME PORTFOLIO INC.

ASP

SEMIANNUAL REPORT
MAY 31,
2002

[U.S. BANCORP LOGO]
U.S. Bancorp
Asset Management

[U.S. BANCORP LOGO]
U.S. BANCORP
ASSET MANAGEMENT

AMERICAN STRATEGIC INCOME PORTFOLIO INC.

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The Fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the Fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2002

                                                            SINCE INCEPTION
                                  ONE YEAR     FIVE YEAR       12/27/1991
                                  --------     ---------       ----------
American Strategic
Income Portfolio Inc.              7.88%         8.35%            8.34%

Lehman Brothers Mutual Fund
Government/Mortgage Index          8.09%         7.68%            7.15%


The average annualized total returns for the Fund are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2002, were 13.29%, 11.46%, and 8.18%, respectively. These returns assume reinvestment of all distributions and reflect commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman Index is calculated from the month end following the Fund's inception through May 31, 2002.

      NOT FDIC INSURED         NO BANK GUARANTEE       MAY LOSE VALUE

[SIDENOTE]

TABLE OF CONTENTS

  1   Fund Overview

  6   Financial Statements
      and Notes

 16   Investments in
      Securities

FUND OVERVIEW

July 15, 2002

FOR THE SEMIANNUAL PERIOD ENDED MAY 31, 2002, THE FUND HAD A TOTAL RETURN OF 4.14% BASED ON ITS NET ASSET VALUE. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 2.38% during this timeframe. We believe the outperformance was mainly driven by the higher income levels paid by our mortgage investments during the six months. Over the same period, the Fund returned 3.42% based on its market price. The Fund's market price of $12.64 was trading at a slight premium over its net asset value of $12.59 as of May 31. As always, past performance is no guarantee of future results, and the Fund's net asset value and market price will fluctuate.*

DURING THIS SIX-MONTH REPORTING PERIOD, THE U.S. ECONOMY FINALLY BEGAN A SLOW ASCENT OUT OF THE MILD RECESSION THAT HAD PLAGUED IT IN 2001. The Federal Reserve Board ended its cycle of easing monetary policy by lowering short-term interest rates for the eleventh and final time in December 2001. Since the December cut, the Fed has left rates alone and watched for signs that the U.S. economy is back on track. The fixed-income markets are now focused on monitoring the rate of economic growth and the timing of monetary policy tightening by the Fed.

THE PERIOD WAS CHARACTERIZED BY STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS' APPETITE FOR STABLE, INCOME-ORIENTED INVESTMENTS CONTINUED TO GROW. Global tensions and corporate accounting scandals on the home front drove stock prices down and created an increased interest in the bond market. Within the fixed-income segment, whole loans and mortgage-backed securities

*All returns assume reinvestment of distributions and do not reflect sales charges or commissions, except that the Fund's total return based on market price reflects commissions on reinvestment of distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2002

Multifamily Loans               14%

Single-family Loans              5%

U.S. Agency
Mortgage-backed
Securities                      35%

Preferred Stock                  5%

Private Fixed-rate
Mortgage-backed
Securities                       9%

Commericial Loans               27%

Short-term Securities            5%

DELINQUENT LOAN PROFILE
The chart below shows the precentage of single- family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2002, based on principal amounts.

Current         97.1%
---------------------
30 Days          2.9%
---------------------
60 Days          0.0%
---------------------
90 Days          0.0%
---------------------
120+ Days        0.0%
---------------------

** As of May 31, 2002, there were no multifamily or commercial loans.

[SIDENOTE]

FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of the Fund. He has 16 years of financial experience.

CHRIS NEUHARTH
assists with the management of the Fund. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of the Fund. He has 16 years of financial experience.

faltered slightly at the end of 2001 due to prepayment uncertainty in the mortgage markets and the outlook for potentially higher interest rates. However, as interest rates stabilized in early 2002 and investors continued to seek refuge from more risky sectors of the market, whole loans and mortgage-backed securities performed well.

ALTHOUGH THE FIXED-INCOME SECTOR SHOWED STRENGTH OVERALL, REAL ESTATE MARKETS WERE FUNDAMENTALLY WEAKER WITH DEMAND FOR MULTIFAMILY UNITS AND COMMERCIAL SPACE DECREASING OVER THE PAST NINE TO 12 MONTHS. Typically real estate markets are a lagging indicator of the economy. In other words, they take longer to weaken and longer to recover than the overall economy. Most estimates do not see an appreciable increase in demand for apartments or commercial space until well into 2003. We are mildly optimistic because the current decrease in demand is not accompanied by an oversupply in new construction, as was the case in the recession of the early 1990s. The geographic diversification of the Fund should prove helpful in this weaker environment.

IN SPITE OF THE WEAKNESS IN REAL ESTATE MARKETS, THE FUND CURRENTLY HAS NO LOANS IN DEFAULT. In January of 2002, the Fund did have two loans in the process of foreclosure go through a short sale process. This sale resulted in a capital loss of 11.64 cents per share for the Fund.

AFTER THE PERIOD ENDED, THE FUND DECREASED ITS MONTHLY DIVIDEND FROM 9.5 CENTS TO 7.25 CENTS PER SHARE EFFECTIVE IN JULY 2002. Since November 2001, income has decreased in this Fund and we have

--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2002. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

Alabama
Alaska
Arizona
Arkansas                Less than 0.50%
California              14%
Colorado                7%
Connecticut
Delaware
Florida                 9%
Georgia
Hawaii
Idaho
Illinois                Less than 0.50%
Indiana
Iowa
Kansas                  Less than 0.50%
Kentucky
Louisiana               Less than 0.50%
Maine                   Less than 0.50%
Maryland                Less than 0.50%
Massachusetts           Less than 0.50%
Michigan                Less than 0.50%
Minnesota               14%
Mississippi
Missouri
Montana                 4%
Nebraska                4%
New Hampshire           4%
New Jersey              2%
New Mexico              1%
New York                Less than 0.50%
Nevada                  5%
North Carolina          Less than 0.50%
North Dakota
Ohio                    Less than 0.50%
Oklahoma                1%
Oregon                  7%
Pennslyvania
Rhode Island
South Carolina
South Dakota
Tennessee               5%
Texas                   11%
Utah                    3%
Vermont
Virginia                Less than 0.50%
Washington              7%
West Virginia
Wisconsin
Wyoming

used up most of its dividend reserve to maintain the dividend level. During this timeframe, seven loans in the portfolio have paid off with an average weighted coupon of 11.27%. In today's real estate environment, the appreciated values of properties have made it difficult for us to find commercial and multifamily loans of the appropriate size and credit quality for this small Fund. So far, we have replaced these loans with two new loans with an average weighted coupon of 7.7%. The dividend reserve for this Fund was just less than 2 cents per share as of the period end. During the six months, the Fund paid out 57 cents per share in dividends resulting in an annualized distribution rate of 9.02% based on the May 31 market price. Keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

ALTHOUGH THE FUND'S INCOME WAS NEGATIVELY IMPACTED BY LOANS PAYING OFF, IT CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. The low level of short-term interest rates allowed the Fund to continue to borrow at decreased costs. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. Although the use of leverage has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the Fund.+

WE BELIEVE THE OUTLOOK FOR REAL ESTATE MARKETS WILL CONTINUE TO BE SOMEWHAT CHALLENGING. We most likely will continue to see an increased level of loan defaults and prepayments in this environment. However, we continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. Once the U.S. economy shows more signs of improvement, demand should increase for space and occupancy levels should rise. This eventually should lead to increased rental rates and an improved environment for real estate investments.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THIS FUND--AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC. II (BSP), AMERICAN STRATEGIC INCOME PORTFOLIO INC. III (CSP), AND AMERICAN SELECT PORTFOLIO INC. (SLA)--HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST (REIT). This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.




+Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the Fund.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND THE REAL ESTATE MARKETS. As always, we will continue to closely monitor the credit profiles of the Fund's whole loan investments in order to achieve the Fund's goal of paying attractive monthly income while minimizing losses. We will provide updates on the status of the REIT proposal as we learn more information. In the meantime, if you have any questions about the proposal generally or about the Fund specifically, please call us at 800-677-FUND.

Sincerely,




/s/ Mark Jordahl





Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

VALUATION OF WHOLE LOAN INVESTMENTS

The Fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2002
.................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $71,076,390
Cash in bank on demand deposit  ............................        651,540
Accrued interest receivable  ...............................        392,295
Other assets  ..............................................         78,578
                                                                -----------
  Total assets  ............................................     72,198,803
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     18,840,000
Accrued investment management fee  .........................         27,523
Accrued administrative fee  ................................         11,202
Accrued interest  ..........................................         29,983
Other accrued expenses  ....................................          9,687
                                                                -----------
  Total liabilities  .......................................     18,918,395
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $53,280,408
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $60,517,426
Undistributed net investment income  .......................        113,479
Accumulated net realized loss on investments  ..............     (9,193,119)
Unrealized appreciation of investments  ....................      1,842,622
                                                                -----------

  Total--representing net assets applicable to capital
    stock  .................................................    $53,280,408
                                                                ===========

  *Investments in securities at identified cost  ...........    $69,233,768
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding  ....................................    $53,280,408
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      4,230,294
Net asset value per share  .................................    $     12.59
Market price per share  ....................................    $     12.64

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2002
.................................................................................

INCOME:
Interest (net of interest expense of $315,517) .............     $2,553,138
                                                                 ----------

EXPENSES (NOTE 3):
Investment management fee  .................................        168,734
Administrative fee  ........................................         65,905
Custodian fees  ............................................          5,272
Transfer agent fees  .......................................         16,374
Registration fees  .........................................         13,703
Reports to shareholders  ...................................         21,469
Mortgage servicing fees  ...................................         18,518
Directors' fees  ...........................................          4,965
Audit and legal fees  ......................................         26,321
Other expenses  ............................................         13,662
                                                                 ----------
  Total expenses  ..........................................        354,923
                                                                 ----------

  Net investment income  ...................................      2,198,215
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 4):
Net realized loss on investments in securities  ............       (511,884)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        578,608
                                                                 ----------

  Net gain on investments  .................................         66,724
                                                                 ----------

    Net increase in net assets resulting from
      operations  ..........................................     $2,264,939
                                                                 ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2002
.................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................    $ 2,553,138
Net expenses  ..............................................       (354,923)
                                                                -----------
  Net investment income ....................................      2,198,215
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         31,879
  Net amortization of bond discount and premium ............          3,108
  Change in accrued fees and expenses ......................        (79,870)
  Change in other assets ...................................        (16,461)
                                                                -----------
    Total adjustments ......................................        (61,344)
                                                                -----------

    Net cash provided by operating activities ..............      2,136,871
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      8,577,669
Purchases of investments ...................................     (4,147,318)
Net purchases of short-term securities .....................       (366,709)
                                                                -----------

    Net cash provided by investing activities ..............      4,063,642
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............     (3,111,256)
Distributions paid to shareholders .........................     (2,411,269)
                                                                -----------

    Net cash used by financing activities ..................     (5,522,525)
                                                                -----------
Net increase in cash .......................................        677,988
Bank overdraft at beginning of period ......................        (26,448)
                                                                -----------

    Cash at end of period  .................................    $   651,540
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $   318,908
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        8  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  5/31/02          YEAR ENDED
                                                                (UNAUDITED)         11/30/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 2,198,215       $ 4,424,489
Net realized gain (loss) on investments  ...................       (511,884)          450,178
Net change in unrealized appreciation or depreciation of
  investments  .............................................        578,608           115,963
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....      2,264,939         4,990,630
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income  ................................     (2,411,269)       (4,473,537)
                                                                -----------       -----------

  Total increase (decrease) in net assets  .................       (146,330)          517,093

Net assets at beginning of period  .........................     53,426,738        52,909,645
                                                                -----------       -----------

Net assets at end of period  ...............................    $53,280,408       $53,426,738
                                                                ===========       ===========

Undistributed net investment income  .......................    $   113,479       $   326,533
                                                                ===========       ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        9  2002 Semiannual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                      American Strategic Income Portfolio Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sales price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The Fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the "Advisor"), pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real

--------------------------------------------------------------------------------

        10  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2002, no loans were delinquent. During the six months ended May 31, 2002, the Fund sold two loans that were in the foreclosure process. The sale was for less than the purchase price of the loans and resulted in a capital loss to the Fund of 0.1164 per share. The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the Fund may suffer a loss.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. On May 31, 2002, the Fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund,

--------------------------------------------------------------------------------

        11  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2002, the average borrowings outstanding were $19,710,500, and the average rate was 3.06%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2002, the Fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The Fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

--------------------------------------------------------------------------------

        12  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by the Fund's Advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
.............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "Agreement"), the Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets and 4.50% of the daily gross income accrued by the Fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the Fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 2002, the effective investment management fee incurred by the Fund was 0.64%. For its fee, the Advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to a co-administration agreement (the "Co-Administration Agreement"), U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration Agreement, the Administrators receive a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the Fund).

                      MORTGAGE SERVICING FEES
                      The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes, and the proper allocation of payments between principal and interest.

--------------------------------------------------------------------------------

        13  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the six months ended May 31, 2002, the Fund paid $5,069 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended May 31, 2002, aggregated $4,144,210 and $8,577,669, respectively. Included in proceeds from sales are $17,017 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
.............................
                      For federal income tax purposes, the Fund had capital loss carryovers at November 30, 2001, which, if not offset by subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

 CAPITAL LOSS
  CARRYOVER    EXPIRATION
 ------------  ----------
  $7,716,741       2003
     964,494       2008
  ----------
  $8,681,235
  ==========

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                      RETIREMENT OF FUND SHARES
                      The Fund's board of directors has approved a plan to repurchase shares of the Fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value ("NAV"). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the Fund cannot exceed 236,151 shares (5% of the outstanding shares as of September 9, 1998). No shares were retired during the six months ended May 31, 2002 and the year ended November 30, 2001.

(7) PROPOSED
    REORGANIZATION
.............................
                      On April 1, 2002, a combined proxy statement/registration statement was filed with the Securities and Exchange Commission in which it is proposed that the Fund, along with American Strategic Income Portfolio Inc. II (BSP), American Strategic Income Portfolio Inc. III (CSP), and American Select Portfolio Inc. (SLA), reorganize into First American Strategic Real Estate Portfolio, Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

--------------------------------------------------------------------------------

        14  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
.............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                                          Six Months
                                             Ended       Year      Year      Year         Year          Year
                                            5/31/02     Ended     Ended     Ended         Ended        Ended
                                          (Unaudited)  11/30/01  11/30/00  11/30/99   11/30/98 (d)    11/30/97
                                          -----------  --------  --------  --------  ---------------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $12.63      $12.51    $12.35    $12.98       $12.88        $12.65
                                            ------      ------    ------    ------       ------        ------
Operations:
  Net investment income ................      0.52        1.05      0.97      1.00         1.01          0.97
  Net realized and unrealized gains
    (losses) on investments ............      0.01        0.13      0.15     (0.62)        0.06          0.22
                                            ------      ------    ------    ------       ------        ------
    Total from operations ..............      0.53        1.18      1.12      0.38         1.07          1.19
                                            ------      ------    ------    ------       ------        ------
Distributions to shareholders:
  From net investment income ...........     (0.57)      (1.06)    (0.96)    (1.01)       (0.97)        (0.96)
                                            ------      ------    ------    ------       ------        ------
Net asset value, end of period .........    $12.59      $12.63    $12.51    $12.35       $12.98        $12.88
                                            ======      ======    ======    ======       ======        ======
Per-share market value, end of
  period ...............................    $12.64      $12.79    $11.19    $11.44       $12.13        $11.88
                                            ======      ======    ======    ======       ======        ======
SELECTED INFORMATION
Total return, net asset value (a) ......      4.14%       9.85%     9.55%     3.03%        8.56%         9.83%
Total return, market value (b) .........      3.42%      24.73%     6.68%     2.76%       10.69%        17.41%
Net assets at end of period
  (in millions).........................    $   53      $   53    $   53    $   58       $   61        $   68
Ratio of expenses to average weekly net
  assets including interest expense ....      2.54% (e)    2.70%    3.92%     3.83%        2.89%         2.56%
Ratio of expenses to average weekly net
  assets excluding interest expense ....      1.35% (e)    1.34%    1.56%     1.52%        1.47%         1.47%
Ratio of net investment income to
  average weekly net assets ............      8.34% (e)    8.25%    7.85%     7.86%        7.74%         7.68%
Portfolio turnover rate (excluding
  short-term securities) ...............         6%         30%       32%       22%          38%           61%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   19      $   22    $   12    $   21       $   17        $   11
Per-share amount of borrowings
  outstanding at end of period .........    $ 4.45      $ 5.19    $ 2.77    $ 4.50       $ 3.49        $ 2.10
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $17.04      $17.82    $15.28    $16.85       $16.47        $14.98
Asset coverage ratio (c) ...............       383%        343%      552%      375%         471%          715%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

        15  2002 Semiannual Report - American Strategic Income Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC.                                       May 31, 2002
 ..............................................................................................................

                                                             Date
Description of Security                                    Acquired  Par Value         Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (47.1%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (47.1%):
    FIXED RATE (47.1%):
      9.00%, FHLMC, 7/1/30...............................  07/17/00  $2,100,912     $ 2,158,213     $ 2,247,325
      6.50%, FNCL, 11/1/31...............................  11/05/01   4,603,691 (b)   4,709,145       4,679,775
      6.00%, FNMA, 10/1/16...............................  11/05/01   4,755,575 (b)   4,864,841       4,837,983
      6.50%, FNMA, 6/1/29................................  05/17/99   2,080,443       2,065,720       2,117,495
      7.50%, FNMA, 3/1/30................................  03/22/00   4,979,665 (b)   4,895,847       5,220,090
      7.50%, FNMA, 5/1/30................................  05/09/00     839,734 (b)     810,570         879,361
      8.00%, FNMA, 5/1/30................................  05/09/00     395,281 (b)     390,125         419,492
      6.00%, FNMA, 5/1/31................................  11/05/01   4,709,438 (b)   4,737,221       4,675,577
                                                                                    -----------     -----------

        Total U.S. Government and Agency Securities .....                            24,631,682      25,077,098
                                                                                    -----------     -----------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (12.5%):
  FIXED RATE (12.5%):
      13.04%, Minnesota Mortgage Corporation, 7/25/14....  05/19/92      34,460          35,180          34,977
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00   2,500,000       2,500,000       2,525,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  06/27/01   4,000,000       4,000,000       4,080,000
                                                                                    -----------     -----------

        Total Private Mortgage-Backed Securities ........                             6,535,180       6,639,977
                                                                                    -----------     -----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (60.8%):
  COMMERCIAL LOANS (34.5%):
      Advance Self Storage, 9.00%, 12/1/05...............  11/29/00   1,287,528       1,287,528       1,351,905
      Bekins Building, 8.38%, 10/1/04....................  09/02/97   1,075,382       1,075,382       1,107,643
      Buca Restaurant, 8.63%, 1/1/11.....................  12/27/00     936,280         936,280         983,094
      Dietzgen Industrial Building, 9.00%, 1/1/06........  12/14/00   1,529,187       1,529,187       1,605,646
      El Centro Market Place, 9.63%, 9/1/04..............  08/05/99     728,545         728,545         728,545
      Main Street Office Building, 8.38%, 11/1/07........  10/21/97     842,880         841,475         885,024
      One Eastern Heights Office Building,
        8.21%, 12/1/07...................................  11/07/97   1,030,075       1,030,075       1,081,579
      Orchard Commons, 8.75%, 4/1/11.....................  03/28/01   1,013,336       1,013,336       1,064,002
      Pacific Periodicals Building, 8.03%, 1/1/08........  12/09/97   1,292,041       1,292,041       1,356,643
      Pine Island Office Building, 8.03%, 11/2/02........  10/08/97   1,519,467       1,519,467       1,519,467
      Schendel Office Building, 8.20%, 10/1/07...........  09/30/97   1,104,767       1,104,767       1,058,412
      Shallowford Business Park, 9.13%, 7/1/03...........  06/25/96   1,519,665       1,519,496       1,550,058

                                                             Date
Description of Security                                    Acquired  Par Value         Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      Sherwin Williams, 8.50%, 1/1/04....................  12/20/96  $1,338,656     $ 1,338,656     $ 1,365,429
      Stephens Retail Center, 9.23%, 8/1/03..............  09/06/96   1,111,631       1,106,999       1,133,863
      Voit Office Building, 8.25%, 9/1/08................  08/17/01   1,536,000       1,536,000       1,612,800
                                                                                    -----------     -----------
                                                                                     17,859,234      18,404,110
                                                                                    -----------     -----------

  MULTIFAMILY LOANS (19.0%):
      Applewood Manor, 8.63%, 10/1/02....................  12/23/93     643,280         640,064         643,281
      Charleston Plaza Apartments, 7.38%, 7/1/08.........  07/01/98   1,503,146       1,503,146       1,576,110
      Franklin Woods Apartments, 9.78%, 3/1/10...........  02/24/95   1,125,791       1,122,747       1,182,080
      Garden Oaks Apartments, 8.55%, 4/1/06..............  03/07/96   1,694,166       1,690,987       1,761,933
      Park Hollywood, 7.50%, 6/1/12......................  05/31/02   1,176,000       1,176,000       1,176,000
      Rush Oaks Apartments, 7.78%, 12/1/07...............  11/26/97     517,528         517,528         543,405
      Vanderbilt Condominiums, 8.16%, 10/1/09............  09/29/99   1,173,205       1,173,204       1,231,865
      Westhollow Place Apartments, 8.46%, 4/1/03.........  03/20/96     944,140         934,699         953,582
      Woodland Garden Apartments, 7.38%, 9/1/08..........  08/26/98   1,025,114       1,025,113       1,069,854
                                                                                    -----------     -----------
                                                                                      9,783,488      10,138,110
                                                                                    -----------     -----------

  SINGLE FAMILY LOANS (7.3%):
      Aegis, 9.21%, 3/26/10..............................  10/26/95      50,305          47,523          51,815
      Aegis II, 9.65%, 1/28/14...........................  12/28/95     288,725         264,544         297,387
      American Bank, Mankato, 10.00%, 12/10/12...........  12/15/92      34,551          28,207          35,587
      American Portfolio, 7.32%, 10/18/15................  07/18/95      30,334          28,896          31,244
      Anivan, 7.77%, 4/14/12.............................  06/14/96     132,865         133,724         136,851
      Bank of New Mexico, 9.29%, 3/31/10.................  05/31/96     112,889         110,789         115,903
      Bluebonnet Savings and Loan, 8.06%, 8/31/10........  05/22/92     270,775         248,078         278,819
      Bluebonnet Savings and Loan II, 11.63%, 8/31/10....  05/22/92      17,984          17,622          17,848
      CLSI Allison Williams, 10.27%, 8/1/17..............  02/28/92     185,208         170,346         190,753
      Cross Roads Savings and Loan, 9.44%, 1/1/21........  01/07/92     119,663         113,166         123,233
      Cross Roads Savings and Loan II, 9.20%, 1/1/21.....  01/07/92     114,601         107,776         116,309
      Fairbanks, Utah, 10.02%, 9/23/15...................  05/21/92      26,235          22,267          27,022

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

        16  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO INC.
(CONTINUED)

                                                             Date     Shares/
Description of Security                                    Acquired  Par Value         Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      First Boston Mortgage Pool, 9.12%, 6/29/03.........  06/23/92  $  111,587     $    91,201     $   114,934
      Hamilton Financial, 8.68%, 6/29/10.................  07/08/92     105,095          96,424         105,917
      Huntington MEWS, 9.66%, 8/1/17.....................  01/22/92     441,767         381,386         455,020
      Knutson Mortgage Portfolio I, 8.78%, 8/1/17........  02/26/92     232,193         221,565         239,159
      McClemore, Matrix Funding Corporation,
        10.75%, 9/30/12..................................  09/09/92     137,886         130,991         142,022
      Meridian, 9.59%, 12/1/20...........................  12/21/92     378,319         360,822         389,669
      Nomura III, 9.39%, 4/29/17.........................  09/29/95     543,896         491,652         544,059
      Rand Mortgage Corporation, 9.58%, 8/1/17...........  02/21/92     123,030         100,839         126,721
      Salomon II, 9.21%, 11/23/14........................  12/23/94     291,927         254,105         300,685
      Valley Bank of Commerce, 8.34%, 8/31/10............  05/07/92      56,139          47,756          57,823
                                                                                    -----------     -----------
                                                                                      3,469,679       3,898,780
                                                                                    -----------     -----------

        Total Whole Loans and Participation Mortgages ...                            31,112,401      32,441,000
                                                                                    -----------     -----------

MORTGAGE SERVICING RIGHTS (E,F) (0.2%):
      Matrix Servicing Rights, 0.12%, 7/10/22............  07/10/92  14,136,183         118,387         102,247
                                                                                    -----------     -----------

PREFERRED STOCKS (6.3%):
  REAL ESTATE INVESTMENT TRUSTS (6.3%):
      AMB Property.......................................  03/26/01       5,000         125,399         126,450
      Archstone Community Trust, Series C................  04/23/01      14,600         373,962         378,140
      Archstone Community Trust, Series D................  04/23/01      13,125         342,037         340,200
      Avalonbay Communities, Series C....................  01/23/02       6,500         165,896         162,825
      Avalonbay Communities, Series D....................  01/08/02       8,900         223,546         220,720
      Avalonbay Communities, Series H....................  01/08/02       9,200         250,053         243,892
      CarrAmerica Realty Trust, Series B.................  04/23/01      11,700         290,261         292,032
      CarrAmerica Realty Trust, Series C.................  04/23/01       2,800          70,168          69,888
      CarrAmerica Realty Trust, Series D.................  04/23/01      11,800         293,483         294,410
      Centerpoint Properties, Series A...................  03/26/01      14,700         370,891         367,647
      Duke Realty Investments, Series E..................  04/23/01         625          15,506          16,063
      Equity Office Properties Trust, Series A...........  01/08/02       9,400         244,024         236,128

                                                             Date                                     Market
Description of Security                                    Acquired    Shares          Cost          Value (a)
---------------------------------------------------------  --------  ----------     -----------     -----------
      Equity Office Properties Trust, Series C...........  01/08/02  $    9,400     $   244,929     $   242,332
      New Plan Excel Realty Trust, Series B..............  03/26/01       5,000         118,868         126,050
      Prologis Trust.....................................  01/08/02       9,400         248,914         241,110
                                                                                    -----------     -----------

        Total Preferred Stocks ..........................                             3,377,937       3,357,887
                                                                                    -----------     -----------
RELATED PARTY MONEY MARKET FUND (6.5%):
      First American Prime Obligations Fund..............  05/31/02   3,458,181 (g)   3,458,181       3,458,181
                                                                                    -----------     -----------

        Total Investments in Securities (h) .............                           $69,233,768     $71,076,390
                                                                                    ===========     ===========

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2002, SECURITIES VALUED AT $17,711,612 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
                    ACQUISITION                      ACCRUED    AND DESCRIPTION
        AMOUNT         DATE       RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------   -----   --------   --------   ---------------
      $ 8,000,000     4/12/01     4.65%    4/17/03   $20,667           (1)
        1,860,000     5/15/02     1.82%    6/14/02     1,598           (2)
        8,980,000     5/15/02     1.82%    6/14/02     7,718           (3)
      -----------                                    -------
      $18,840,000                                    $29,983
      ===========                                    =======

*INTEREST RATE AS OF MAY 31, 2002. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

      NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
      (1)  MORGAN STANLEY;
           FNMA, 7.50%, 3/1/30, $4,886,300 PAR
           FNMA, 7.50%, 5/1/30, $839,734 PAR
           FNMA, 8.00%, 5/1/30, $395,281 PAR

      (2)  MORGAN STANLEY;
           FNMA , 6.00%, 10/1/16, $1,902,230 PAR

      (3)  MORGAN STANLEY;
           FNMA, 6.00%, 5/1/31, $4,709,438 PAR
           FNMA, 6.50%, 11/1/31, $4,603,691 PAR

THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.

(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2002. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2002.

(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

--------------------------------------------------------------------------------

        17  2002 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

Commercial Loans:
         ADVANCE SELF STORAGE - LINCOLN, NE
         BEKINS BUILDING - COLORADO SPRINGS, CO
         BUCA RESTAURANT - MAPLE GROVE, MN
         DIETZGEN INDUSTRIAL BUILDING - GARDENA, CA
         EL CENTRO MARKET PLACE - EL CENTRO, CA
         MAIN STREET OFFICE BUILDING - PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
         ORCHARD COMMONS - ENGLEWOOD, CO
         PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
         PINE ISLAND OFFICE BUILDING - PLANTATION, FL
         SCHENDEL OFFICE BUILDING - BEAVERTON, OR
         SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL
         STEPHENS RETAIL CENTER - MISSOULA, MT
         VOIT OFFICE BUILDING - ORANGE, CA

Multifamily Loans:
         APPLEWOOD MANOR - DULUTH, MN
         CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         PARK HOLLYWOOD - PORTLAND, OR
         RUSH OAKS APARTMENTS - LAPORTE, TX
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
         WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

Single Family Loans:
         AEGIS - 1 LOAN, MIDWESTERN UNITED STATES
         AEGIS II - 3 LOANS, MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
         AMERICAN PORTFOLIO - 1 LOAN, TEXAS AND CALIFORNIA
         ANIVAN - 2 LOANS, MARYLAND, NEW JERSEY, AND VIRGINIA
         BANK OF NEW MEXICO - 4 LOANS, NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 10 LOANS, TEXAS
         BLUEBONNET SAVINGS AND LOAN II - 2 LOANS, TEXAS
         CLSI ALLISON WILLIAMS - 14 LOANS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 5 LOANS, OKLAHOMA
         CROSSROADS SAVINGS AND LOAN II - 6 LOANS, OKLAHOMA
         FAIRBANKS, UTAH - 1 LOAN, UTAH
         FIRST BOSTON MORTGAGE POOL - 6 LOANS, UNITED STATES
         HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
         HUNTINGTON MEWS - 10 LOANS, NEW JERSEY
         KNUTSON MORTGAGE PORTFOLIO I - 4 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 2 LOANS, NORTH CAROLINA MERIDIAN - 6 LOANS, CALIFORNIA
         NOMURA III - 10 LOANS, MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 3 LOANS, TEXAS
         SALOMON II - 7 LOANS, MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, NM - 5 LOANS, NEW MEXICO

(E) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2002, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $39,183,224 OR 73.5% OF TOTAL NET ASSETS.

(F) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.

(G) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS THE ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.

(H) ON MAY 31, 2002, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $69,233,768. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, ANY REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 2,058,907
      GROSS UNREALIZED DEPRECIATION.......     (216,285)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 1,842,622
                                            ===========

--------------------------------------------------------------------------------

        18  2002 Semiannual Report - American Strategic Income Portfolio

BOARD OF DIRECTORS

        Roger Gibson

        Director of American Strategic Income Portfolio Inc.
        Vice President of North America-Mountain Region for United Airlines


        Andrew Hunter III

        Director of American Strategic Income Portfolio Inc.
        Chairman of Hunter, Keith Industries, Inc.


        Leonard Kedrowski

        Director of American Strategic Income Portfolio Inc.
        Owner and President of Executive Management Consulting, Inc.


        John Murphy Jr.

        Director of American Strategic Income Portfolio Inc.
        Executive Vice President of U.S. Bancorp


        Richard Riederer

        Director of American Strategic Income Portfolio Inc.
        Retired; former President and Chief Executive Officer of Weirton Steel


        Joseph Strauss

        Director of American Strategic Income Portfolio Inc.
        Former Chairman of First American Investment Funds, Inc.
        Owner and President of Strauss Management Company


        Virginia Stringer

        Chairperson of American Strategic Income Portfolio Inc.
        Owner and President of Strategic Management Resources, Inc.


        James Wade

        Director of American Strategic Income Portfolio Inc.
        Owner and President of Jim Wade Homes

[U.S. BANCORP LOGO]
U.S. Bancorp
Asset Management


American Strategic Income Portfolio Inc.

2002 SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of
U.S. Bank National Association. U.S. Bank
National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.















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7/2002    2188-02    ASP-SAR